Critical Accounting Estimates and Judgments	12 Months Ended
Jun. 30, 2025
Summary of Material Accounting Policies [Abstract]
Critical Accounting Estimates and Judgments

Note 2. Critical Accounting Estimates and Judgments

Management evaluates estimates and judgments incorporated into the financial statements based on historical knowledge and best available current information. Estimates assume a reasonable expectation of future events and are based on current trends and economic data, obtained both internally and externally.

Share-based payments

The value attributed to share options and remunerations shares issued is an estimate calculated using an appropriate mathematical formula based on an option pricing model. The choice of models and the resultant option value require assumptions to be made in relation to the likelihood and timing of the conversion of the options to shares and the value of volatility of the price of the underlying shares.

Short term incentives (STIs)

These are based on achievement of non-market key performance indicators (KPIs) in a given fiscal year. They can be settled in cash or equity at the sole discretion of the Board of Directors. Where expected that they will be settled in cash, a corresponding liability is recognised.

Long-term incentives (LTIs)

Performance rights have been granted to employees which vest upon achievement of non-market KPIs. These performance rights are expected to vest between one and five years from the date of grant. Each non-market KPI is allocated a percentage weighting, the aggregate of which is 100%. Upon achievement of each KPI, the requisite number of performance rights vest allowing the employee to exercise the performance right (being converted to shares) at any time up to the date of expiry. The expiry date is four years after the vesting date.

Refer to Note 17 for further information

The assessed fair value of options and performance rights at grant date was determined using the Black-Scholes option pricing model that takes into account the exercise price, security price at grant date, term and expected price volatility of the underlying security, the expected dividend yield, the risk-free interest rate for the term of the security and certain probability assumptions.

Impairment of inventories

The provision for impairment of inventories assessment requires a degree of estimation and judgement. The level of the provision is assessed by taking into account the recent sales experience, the ageing of inventory, and in particular, the shelf life of inventories that affects obsolescence. Expected shelf- life is reassessed on a regular basis with reference to stability tests which are conducted by an expert engaged by the Company. A comprehensive stability study was completed in August 2020 and the reported findings support a shelf life of at least 130 months for the colostrum drug substance.

Refer to Note 9(a)i for further information

Presentation of Inventory

During the year ended 30 June 2025, management performed an assessment of its raw materials and utilization within 12 months from reporting date. Management determined $199,227 (2024: $139,745) of raw materials relating to Colostrum on hand held in Immuron’s warehouse will be consumed within 12 months from reporting date. An amount of $666 (2024: $669,285) of raw materials would be consumed beyond 12 months.

R&D tax incentive

The group’s research and development activities are eligible under an Australian Government tax incentive for eligible expenditure from July 1, 2011. Management has assessed these activities and expenditure to determine which are likely to be eligible under the incentive scheme.

Refer to Note 3 for further information.